UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 1, 2008

Smart Online, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2530 Meridian Parkway, 2nd Floor, Durham, North Carolina		27713
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05 Costs Associated with Exit or Disposal Activities.

On July 1, 2008, Smart Online, Inc. (the "Company") management initiated a restructuring program, which is aimed at reducing operating, general and administrative expenses in fiscal 2008 by consolidating significant operations in its location in Durham, North Carolina near Research Triangle Park. The plan includes severance of certain of the Company's employees located in Grand Rapids, Michigan.

The Company initiated this program as part of its ongoing efforts to realign certain production and development functions and eliminate redundant administrative functions as well as proactively and prudently manage operating, general and administrative costs. The Company expects to record a one-time restructuring charge of approximately $53,000 during the third quarter of fiscal 2008, primarily as a result of certain one-time termination benefits that will be provided in connection with the plan as well as costs associated with the continued employment of three employees in Grand Rapids.

Statements made by the Company in this Current Report on Form 8-K relating to future plans, events, or financial performance, including but not limited to, statements regarding the timing of, and the expected charges and savings related to, the above-described restructuring program, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company's current plans and expectations and involve a number of risks and uncertainties that could cause actual results and events to vary materially from the results and events anticipated or implied by such forward-looking statements, including, but not limited to, the Company's ability to implement the restructuring program to the extent currently anticipated; possible changes in the amount and nature of the expected costs and charges; the impact of personnel reductions on the Company's business; realizing expected savings in connection with the restructuring program; and general economic conditions. These and other risk factors are discussed in the Company's Annual Report on Form 10-K and in its other filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this Current Report on Form 8-K are based on the Company's estimates and plans as of the date hereof. While the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Online, Inc.

July 8, 2008	By:	/s/ David E. Colburn

Name: David E. Colburn
Title: President and Chief Executive Officer